UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 2, 2012

OKLAHOMA GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-1097	73-0382390
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On July 2, 2012, OGE Energy Corp., the parent company of Oklahoma Gas and Electric Company ("OG&E"), issued a press release announcing that OG&E has reached a settlement in its rate case.

As previously reported, on July 28, 2011, OG&E filed an application with the Oklahoma Corporation Commission ("OCC") requesting an annual rate increase of $73.3 million to OG&E's weather-normalized annual revenues. OG&E announced on July 2, 2012 that it had executed a settlement agreement (the "Settlement Agreement") with the OCC Staff, the Attorney General's Office of Oklahoma, The Oklahoma Industrial Energy Consumers and other parties associated with its requested rate increase. The Settlement Agreement is incorporated herein by reference as Exhibit 99.02 hereto.

Key terms of the Settlement Agreement are as follows:

•	An annual net increase of approximately $4.3 million in OG&E's rates to its Oklahoma retail customers;

•	OG&E's Oklahoma retail authorized return on equity will be 10.2 percent;

•
The rate of return to be used under various recovery riders previously approved by the OCC, including riders for OG&E's smart grid implementation and Crossroads wind farm will be based on OG&E's actual debt and equity ratios as reflected in OG&E's application and a 10.2 percent return on equity;

•	Depreciation rates proposed by OG&E will be implemented in the same month new customer rates go into effect;

•	The pension and postretirement medical cost tracker will remain in effect;

•	A procedure was established to expedite the recovery of the cost of specified high-voltage transmission projects; and

•	Extension of funding for OG&E's system hardening program.

OG&E expects the impact of the rate increase on its customers and service territory to be minimal over the next 12 months as the rate increase will be more than offset by lower fuel costs attributable to prior fuel over recoveries from lower than forecasted fuel costs. A hearing before the OCC occurred on July 9, 2012, at which time the Settlement Agreement was presented and approved by the OCC. OG&E plans to implement the new rates as soon as administratively possible.

A copy of OGE Energy's press release announcing the Settlement Agreement is attached as Exhibit 99.01 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.01	Press release dated July 2, 2012, announcing OG&E accepts settlement in long-running rate case.
99.02	Copy of Settlement Agreement dated July 2, 2012. (Filed as Exhibit 99.02 to OGE Energy's Form 8-K filed July 9, 2012 (File No. 1-12579) and incorporated by reference herein)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OKLAHOMA GAS AND ELECTRIC COMPANY
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

July 9, 2012